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                            SCHEDULE 14A INFORMATION

                   CONSENT STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant / /

Filed by a party other than the registrant /x/           / /  Confidential,
                                                              for Use of the
                                                              Commission Only
Check the appropriate box:                                    (as permitted by
/ / Preliminary consent statement                             Rule 14a-6(e)(2))

/ / Definitive consent statement

/X/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RJR NABISCO HOLDINGS CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                BROOKE GROUP LTD.
                   ------------------------------------------
                  (Name of Person(s) Filing Consent Statement)

                                 ---------------

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

                                 ---------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: ____________

(2)      Form, schedule or registration statement no.: _____________

(3)      Filing party: ____________________

(4)      Date filed: _________________

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Brooke Letterhead                                              [Paste Up]

                                                                          , 1996

Dear RJR Nabisco Holdings Corp. Shareholder:

Please accept our thanks for sending in your BLUE Consent Card.

To avoid the possibility of the validity of your consent being challenged or disqualified for the reason(s) indicated below, we are requesting that you sign, date and mail the enclosed new BLUE Consent Card with the correction indicated below in the self-addressed envelope provided for your convenience. This Consent will automatically revoke any previous consent when it is returned to us.

[ ] YOUR PREVIOUS CONSENT WAS UNSIGNED. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[ ] YOUR PREVIOUS CONSENT WAS UNDATED. (Please date, sign and return the new BLUE Consent Card in the enclosed envelope.)

[ ] YOUR PREVIOUS CONSENT OMITTED YOUR TITLE OR AUTHORITY. (If signing as attorney, executor, administrator, personal representative of the estate, corporate officer, partner, trustee, custodian or guardian, please sign and give your full title as such.)

[ ] YOUR PREVIOUS CONSENT, AS SIGNED, DID NOT CONFORM TO THE NAME SHOWN ON THE CONSENT. (Please date and sign this consent card exactly as the registration appears on the consent, including your full title if signing other than in an individual capacity.) If the registration is in the name of a custodian for the benefit of a minor, the custodian must sign and indicate their capacity. If you are a beneficiary 18 years or older, you may sign as long as you indicate your age.

[ ] YOUR PREVIOUS CONSENT WAS NOT SIGNED BY ALL JOINT OWNERS. (If shares are registered in the name of more than one person, each such person should sign the BLUE Consent Card. If a joint tenant is deceased, please indicate that you are the surviving joint owner.)

[ ]  OTHER ___________________________________________________________________

     _________________________________________________________________________

Since time is of the essence, we would greatly appreciate your signing, dating and mailing the enclosed BLUE Consent Card as soon as possible. Please mail it in the envelope provided for your convenience. Once again, we greatly appreciate your support.

Sincerely,


BENNETT S. LEBOW
--------------------------------
BENNETT S. LEBOW
Chairman of the Board, President
  and Chief Executive Officer